Bank of Hawaii Corporation Third Quarter 2017 Financial Results

•Diluted Earnings Per Share $1.08
•Net Income $45.9 Million
•Board of Directors Declares Dividend of $0.52 Per Share
•Board of Directors Increases Share Repurchase Authorization $100 Million

FOR IMMEDIATE RELEASE

HONOLULU, HI (October 23, 2017) -- Bank of Hawaii Corporation (NYSE: BOH) today reported diluted earnings per share of $1.08 for the third quarter of 2017, up from $1.05 in the second quarter of 2017 and $1.02 in the third quarter of 2016. Net income for the third quarter of 2017 was $45.9 million, an increase of $1.2 million from net income of $44.7 million in the previous quarter and an increase of $2.4 million from net income of $43.5 million in the same quarter last year.

Loan and lease balances increased to $9.6 billion at September 30, 2017, up 2.0 percent from June 30, 2017 and up 10.1 percent compared with September 30, 2016. Deposits grew to $15.0 billion at the end of the third quarter of 2017, up 1.8 percent from the previous quarter and up 9.0 percent compared with the same quarter last year.

"Bank of Hawaii’s financial results remained strong through the third quarter of 2017," said Peter S. Ho, Chairman, President and CEO.  “Loan and deposit balances increased, asset quality remained solid, our net interest margin was stable, and our core expenses declined during the quarter.”

The return on average assets for the third quarter of 2017 was 1.07 percent, down from 1.09 percent in the previous quarter and 1.09 percent in the same quarter last year. The return on average equity for the third quarter of 2017 was 14.89 percent, up from 14.87 percent for the second quarter of 2017 and equal to the return on average equity of 14.89 percent in the third quarter of 2016. The efficiency ratio for the third quarter of 2017 was 55.82 percent compared with 55.99 percent in the previous quarter and 57.58 percent in the same quarter last year.

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Bank of Hawaii Corporation Third Quarter 2017 Financial Results     Page 2

For the nine-month period ended September 30, 2017, net income was $141.7 million, an increase of $3.8 million from net income of $137.9 million for the same period last year. Diluted earnings per share were $3.32 for the nine-month period in 2017 compared with diluted earnings per share of $3.21 for the same period in 2016. The 2017 year-to-date return on average assets was 1.14 percent compared with 1.17 percent for the same period in 2016. The 2017 year-to-date return on average equity was 15.77 percent compared with 16.09 percent for the nine months ended September 30, 2016. The efficiency ratio for the nine-month period ended September 30, 2017 declined to 55.05 percent compared with 56.57 percent for the same period last year.

Financial Highlights

Net interest income, on a taxable equivalent basis, for the third quarter of 2017 was $119.2 million, an increase of $3.9 million from net interest income of $115.3 million in the second quarter of 2017 and an increase of $12.3 million from net interest income of $106.9 million in the third quarter of last year. Net interest income in the third quarter of 2016 included a reversal of $0.8 million for an interest recovery previously recorded in the second quarter of 2016. Net interest income for the nine-month period in 2017 was $347.5 million, an increase of $28.1 million from net interest income of $319.4 million for the same period in 2016. Analyses of the changes in net interest income are included in Tables 8a, 8b, and 8c.

The net interest margin was 2.92 percent for the third quarter of 2017, unchanged from the second quarter of 2017 and a 12 basis point increase from the net interest margin of 2.80 percent in the third quarter of 2016. Adjusted for the interest reversal, the net interest margin in the third quarter of 2016 was 2.82 percent. The net interest margin for the first nine months of 2017 was 2.91 percent compared with 2.84 percent for the same nine-month period last year.

Results for the third quarter of 2017 included a provision for credit losses of $4.0 million due to the continued strong growth of loans and leases. Second quarter of 2017 results included a provision for credit losses of $4.3 million. Results for the third quarter of 2016 included a provision for credit losses of $2.5 million. The provision for credit losses during the first nine months of 2017 was $12.7 million compared with $1.5 million during the same period in 2016. Provision expense in 2016 reflected a recovery of $6.6 million related to one commercial client in Guam.

Noninterest income was $42.4 million in the third quarter of 2017, down $2.8 million from noninterest income of $45.2 million in the second quarter of 2017 and down $5.7 million from $48.1 million in the same quarter last year. Mortgage banking income decreased to $3.2 million in the third quarter of 2017 compared with $3.8 million in the second quarter of 2017 and $6.4 million in the third quarter last year. Noninterest income for the nine-months ended September 30, 2017 was $143.6 million compared with noninterest income of $150.8 million for the same period in 2016. The decrease from the previous year was primarily due to the decline in mortgage banking income, lower revenue from the customer derivative program and gains on sales of assets during 2016.

Noninterest expense was $88.6 million in the third quarter of 2017, up $0.4 million from noninterest expense of $88.2 million in the previous quarter and up $1.1 million from $87.5 million in the same quarter last year. Noninterest expense in the third quarter of 2017 included $2.1 million in severance which was partially offset by a reduction of $0.9 million in share-based compensation. Noninterest expense for the nine-months ended September 30, 2017 was $265.4 million compared with noninterest expense of $261.0 million for the same period in 2016. An analysis of noninterest expenses related to salaries and benefits is included in Table 9.

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Bank of Hawaii Corporation Third Quarter 2017 Financial Results     Page 3

The effective tax rate for the third quarter of 2017 was 30.62 percent compared with 31.37 percent in the previous quarter and 29.84 percent during the same quarter last year. Taxes for the third quarter of 2016 included a $0.7 million release of reserves. The effective tax rate for the nine-month period ended September 30, 2017 was 30.54 percent compared with 30.62 percent for the same period last year.

The Company’s business segments are defined as Retail Banking, Commercial Banking, Investment Services, and Treasury & Other. Results are determined based on the Company’s internal financial management reporting process and organizational structure. Selected financial information for the business segments is included in Tables 13a and 13b.

Asset Quality

The Company’s overall asset quality remained solid during the third quarter of 2017. Total non-performing assets were $17.0 million at September 30, 2017 compared with $16.4 million at June 30, 2017 and $18.7 million at September 30, 2016. As a percentage of total loans and leases and foreclosed real estate, non-performing assets were 0.18 percent at September 30, 2017 compared with 0.17 percent at June 30, 2017 and 0.21 percent at September 30, 2016.
Accruing loans and leases past due 90 days or more were $6.7 million at September 30, 2017 compared with $7.0 million at June 30, 2017 and $5.6 million at September 30, 2016. Restructured loans and leases not included in non-accrual loans or accruing loans past due 90 days or more were $55.0 million at September 30, 2017 compared with $53.2 million at June 30, 2017 and $52.1 million at September 30, 2016. More information on non-performing assets and accruing loans and leases past due 90 days or more is presented in Table 11.
Net loans and leases charged off during the third quarter of 2017 were $3.5 million or 0.15 percent annualized of total average loans and leases outstanding. Loan and lease charge-offs of $6.2 million during the quarter were partially offset by recoveries of $2.7 million. Net charge-offs during the second quarter of 2017 were $3.0 million or 0.13 percent annualized of total average loans and leases outstanding and were comprised of $5.5 million in charge-offs partially offset by recoveries of $2.5 million. Net charge-offs during the third quarter of 2016 were $2.4 million or 0.11 percent annualized of total average loans and leases outstanding and were comprised of $4.9 million in charge-offs partially offset by recoveries of $2.5 million. Net charge-offs in the nine-month period ended September 30, 2017 were $10.0 million, or 0.15 percent annualized of total average loans and leases outstanding compared with net charge-offs of $0.3 million, or 0.01 percent annualized of total average loans and leases outstanding for the same period in 2016. The lower charge-off rate during 2016 was largely due to the previously mentioned recovery of previously charged off loans to a commercial client in Guam.

The allowance for loan and lease losses increased to $106.9 million at September 30, 2017 due to continued strong loan growth. The allowance for loan and lease losses was $106.4 million at June 30, 2017 and $104.0 million at September 30, 2016. The ratio of the allowance for loan and lease losses to total loans and leases outstanding was 1.12 percent at September 30, 2017, a decrease of 1 basis point from the previous quarter and down 8 basis points from the end of the same quarter last year. The reserve for unfunded commitments at September 30, 2017 of $6.8 million was unchanged from June 30, 2017 and up from $6.6 million at September 30, 2016. Details of loan and lease charge-offs, recoveries and the components of the total reserve for credit losses are summarized in Table 12.

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Bank of Hawaii Corporation Third Quarter 2017 Financial Results     Page 4

Other Financial Highlights

Total assets were $17.3 billion at September 30, 2017, an increase of $287.0 million from total assets of $17.0 billion at June 30, 2017 and $1.3 billion from total assets of $16.0 billion at September 30, 2016. Average total assets were $17.0 billion during the third quarter of 2017 compared with $16.5 billion during the previous quarter and $15.9 billion during the same quarter last year.

The investment securities portfolio was $6.3 billion at September 30, 2017, reflecting increases of $183.8 million from total securities of $6.1 billion at June 30, 2017 and $253.9 million from total securities of $6.0 billion at September 30, 2016. The portfolio remains largely comprised of securities issued by U. S. government agencies and included $4.0 billion in securities held to maturity and $2.3 billion in securities available for sale at September 30, 2017.

Total loans and leases were $9.6 billion at September 30, 2017, an increase of $186.3 million from total loans and leases of $9.4 billion at June 30, 2017 and $879.9 million from total loans and leases of $8.7 billion at September 30, 2016. Average total loans and leases increased to $9.5 billion during the third quarter of 2017 compared with $9.2 billion during the second quarter of 2017 and $8.5 billion during the same quarter last year. The commercial loan portfolio increased to $3.7 billion at the end of the third quarter of 2017, up slightly from the end of the previous quarter and up from $3.5 billion at the end of the same quarter last year. Total consumer loans increased to $5.8 billion at the end of the third quarter of 2017, up from $5.7 billion at the end of the second quarter of 2017 and $5.2 billion at the end of the third quarter of 2016. Loan and lease portfolio balances are summarized in Table 10.

Total deposits were $15.0 billion at September 30, 2017, an increase of $263.5 million from total deposits of $14.8 billion at June 30, 2017 and $1.2 billion from total deposits of $13.8 billion at September 30, 2016. Average total deposits increased to $14.7 billion during the third quarter of 2017 compared with $14.3 billion during the previous quarter and $13.7 billion during the same quarter last year. Consumer deposits were $7.3 billion at the end of the third quarter of 2017, up slightly from the end of the previous quarter and up from $6.8 billion at the end of the same quarter last year. Commercial deposits were $6.1 billion at the end of the third quarter of 2017, up from $5.9 billion at the end of the previous quarter and up from $5.8 billion at the end of the same quarter last year. Other deposits, including public funds, were $1.7 billion at the end of the third quarter of 2017, up from $1.6 billion at the end of the previous quarter and up from $1.3 billion at the end of the same quarter last year. Deposit balances are summarized in Tables 7 and 10.

During the third quarter of 2017, the Company repurchased 183.5 thousand shares of common stock at a total cost of $14.8 million under its share repurchase program. The average cost was $80.89 per share repurchased. From the beginning of the share repurchase program initiated during July 2001 through September 30, 2017, the Company repurchased 54.1 million shares and returned nearly $2.1 billion to shareholders at an average cost of $38.19 per share. The Company’s Board of Directors increased the authorization under the share repurchase program by an additional $100.0 million. From October 2 through October 20, 2017 the Company repurchased an additional 44.5 thousand shares of common stock at an average cost of $83.97 per share. Remaining buyback authority under the share repurchase program was $126.9 million at October 20, 2017.

Total shareholders’ equity was $1.2 billion at September 30, 2017. The Tier 1 Capital Ratio was 13.27 percent at September 30, 2017 compared with 13.34 percent at June 30, 2017 and 13.40 percent at September 30, 2016. The Tier 1 leverage ratio at September 30, 2017 was 7.24 percent compared with 7.37 percent at June 30, 2017 and 7.25 percent at September 30, 2016.

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Bank of Hawaii Corporation Third Quarter 2017 Financial Results     Page 5

The Company’s Board of Directors has declared a quarterly cash dividend of $0.52 per share on the Company’s outstanding shares. The dividend will be payable on December 14, 2017 to shareholders of record at the close of business on November 30, 2017.

Hawaii Economy

General economic conditions in Hawaii remained positive during the third quarter of 2017.  The statewide seasonally-adjusted unemployment rate continues to remain low, declining to 2.5 percent in September 2017 compared to 4.2 percent nationally.  Tourism remained robust through the first eight months of 2017. Total visitor spending increased 8.5 percent due to growth of 4.7 percent in visitor arrivals and an increase of 3.9 percent in daily spending compared to the same eight-month period in 2016.  The real estate market also remains strong. For the first nine months of 2017, the volume of single-family home sales on Oahu increased 5.0 percent and the volume of condominium sales on Oahu increased 5.8 percent compared with the same period in 2016.  The median sales price of a single-family home on Oahu increased 3.4 percent and the median price of a condominium on Oahu increased 5.4 percent for the first nine months of 2017 compared to the same nine-month period in 2016.  As of September 30, 2017, months of inventory of single-family homes and condominiums on Oahu were 2.4 months and 2.6 months, respectively.  More information on current Hawaii economic trends is presented in Table 15.

Conference Call Information

The Company will review its third quarter 2017 financial results today at 2:00 p.m. Eastern Time (8:00 a.m. Hawaii Time). The conference call will be accessible via teleconference and via the investor relations link of Bank of Hawaii Corporation's website, www.boh.com. The toll-free number is (844) 543-5235 in the United States and Canada and (703) 318-2209 for other international callers. Use the pass code “Bank of Hawaii” to access the call. A replay will be available for one week beginning approximately 11:00 a.m. Hawaii Time on Monday, October 23, 2017. The replay number is (855) 859-2056 in the United States and Canada and (404) 537-3406 from other international locations. Enter the pass code 95696390 when prompted. Participants can also dial 1 (800) 585-8367 to access the replay. In addition, a replay will be available on the Company's website, www.boh.com.

Forward-Looking Statements

This news release, and other statements made by the Company in connection with it may contain "forward-looking statements", such as forecasts of our financial results and condition, expectations for our operations and business prospects, and our assumptions used in those forecasts and expectations.  Do not unduly rely on forward-looking statements.  Actual results might differ significantly from our forecasts and expectations because of a variety of factors. More information about these factors is contained in Bank of Hawaii Corporation's Annual Report on Form 10-K for the year ended December 31, 2016, which was filed with the U.S. Securities and Exchange Commission. We have not committed to update forward-looking statements to reflect later events or circumstances.

Bank of Hawaii Corporation is an independent regional financial services company serving businesses, consumers and governments in Hawaii, American Samoa, and the West Pacific. The Company's principal subsidiary, Bank of Hawaii, was founded in 1897. For more information about Bank of Hawaii Corporation, see the Company’s web site, www.boh.com.

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Bank of Hawaii Corporation and Subsidiaries
Financial Highlights					Table 1
	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands, except per share amounts)	2017	2017	2016	2017	2016
For the Period:
Operating Results
Net Interest Income	$116,317	$112,279	$103,912	$338,468	$310,486
Provision for Credit Losses	4,000	4,250	2,500	12,650	1,500
Total Noninterest Income	42,410	45,236	48,114	143,562	150,840
Total Noninterest Expense	88,598	88,189	87,532	265,355	260,989
Net Income	45,881	44,662	43,493	141,719	137,948
Basic Earnings Per Share	1.09	1.05	1.02	3.35	3.23
Diluted Earnings Per Share	1.08	1.05	1.02	3.32	3.21
Dividends Declared Per Share	0.52	0.50	0.48	1.52	1.41

Performance Ratios
Return on Average Assets	1.07%	1.09%	1.09%	1.14%	1.17%
Return on Average Shareholders' Equity	14.89	14.87	14.89	15.77	16.09
Efficiency Ratio [1]	55.82	55.99	57.58	55.05	56.57
Net Interest Margin [2]	2.92	2.92	2.80	2.91	2.84
Dividend Payout Ratio [3]	47.71	47.62	47.06	45.37	43.65
Average Shareholders' Equity to Average Assets	7.21	7.30	7.30	7.22	7.30

Average Balances
Average Loans and Leases	$9,451,972	$9,217,779	$8,483,588	$9,231,615	$8,210,596
Average Assets	16,972,202	16,495,925	15,906,760	16,636,213	15,695,251
Average Deposits	14,727,469	14,253,149	13,687,186	14,401,698	13,492,609
Average Shareholders' Equity	1,222,885	1,204,837	1,161,655	1,201,850	1,145,094

Per Share of Common Stock
Book Value	$28.88	$28.45	$27.24	$28.88	$27.24
Tangible Book Value	28.14	27.72	26.50	28.14	26.50
Market Value
Closing	83.36	82.97	72.62	83.36	72.62
High	86.19	84.99	73.44	90.80	73.44
Low	74.72	75.92	65.19	74.72	54.55

		September 30,	June 30,	December 31,	September 30,
		2017	2017	2016	2016
As of Period End:
Balance Sheet Totals
Loans and Leases		$9,573,956	$9,387,613	$8,949,785	$8,694,097
Total Assets		17,268,302	16,981,292	16,492,367	16,014,643
Total Deposits		15,048,160	14,784,649	14,320,240	13,808,365
Other Debt		267,887	267,904	267,938	267,954
Total Shareholders' Equity		1,227,893	1,213,757	1,161,537	1,163,859

Asset Quality
Non-Performing Assets		$17,035	$16,368	$19,761	$18,672
Allowance for Loan and Lease Losses		106,881	106,353	104,273	104,033
Allowance to Loans and Leases Outstanding		1.12%	1.13%	1.17%	1.20%

Capital Ratios
Common Equity Tier 1 Capital Ratio		13.27%	13.34%	13.24%	13.40%
Tier 1 Capital Ratio		13.27	13.34	13.24	13.40
Total Capital Ratio		14.51	14.58	14.49	14.65
Tier 1 Leverage Ratio		7.24	7.37	7.21	7.25
Total Shareholders' Equity to Total Assets		7.11	7.15	7.04	7.27
Tangible Common Equity to Tangible Assets [4]		6.94	6.97	6.86	7.08
Tangible Common Equity to Risk-Weighted Assets [4]		12.96	13.01	12.81	13.18

Non-Financial Data
Full-Time Equivalent Employees		2,120	2,142	2,122	2,125
Branches		69	69	69	70
ATMs		388	388	449	450

[1] Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and total noninterest income).
[2] Net interest margin is defined as net interest income, on a taxable-equivalent basis, as a percentage of average earning assets.
[3] Dividend payout ratio is defined as dividends declared per share divided by basic earnings per share.
[4] Tangible common equity to tangible assets and tangible common equity to risk-weighted assets are Non-GAAP financial measures. See Table 2 “Reconciliation of Non-GAAP Financial Measures."

Bank of Hawaii Corporation and Subsidiaries
Reconciliation of Non-GAAP Financial Measures					Table 2
		September 30,	June 30,	December 31,	September 30,
(dollars in thousands)		2017	2017	2016	2016
Total Shareholders' Equity		$1,227,893	$1,213,757	$1,161,537	$1,163,859
Less:	Goodwill	31,517	31,517	31,517	31,517
Tangible Common Equity		$1,196,376	$1,182,240	$1,130,020	$1,132,342

Total Assets		$17,268,302	$16,981,292	$16,492,367	$16,014,643
Less:	Goodwill	31,517	31,517	31,517	31,517
Tangible Assets		$17,236,785	$16,949,775	$16,460,850	$15,983,126

Risk-Weighted Assets, determined in accordance
with prescribed regulatory requirements		$9,233,969	$9,087,057	$8,823,485	$8,591,440

Total Shareholders' Equity to Total Assets		7.11%	7.15%	7.04%	7.27%
Tangible Common Equity to Tangible Assets (Non-GAAP)		6.94%	6.97%	6.86%	7.08%

Tier 1 Capital Ratio		13.27%	13.34%	13.24%	13.40%
Tangible Common Equity to Risk-Weighted Assets (Non-GAAP)		12.96%	13.01%	12.81%	13.18%

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Income					Table 3
	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands, except per share amounts)	2017	2017	2016	2017	2016
Interest Income
Interest and Fees on Loans and Leases	$94,621	$90,909	$83,489	$273,467	$246,707
Income on Investment Securities
Available-for-Sale	11,987	11,835	10,313	34,906	31,648
Held-to-Maturity	20,334	19,918	19,315	59,958	59,874
Deposits	5	2	1	12	7
Funds Sold	1,579	696	695	3,165	2,066
Other	235	208	166	673	531
Total Interest Income	128,761	123,568	113,979	372,181	340,833
Interest Expense
Deposits	6,663	4,998	3,232	15,352	9,199
Securities Sold Under Agreements to Repurchase	4,664	5,079	5,713	14,928	18,000
Funds Purchased	—	39	3	42	9
Short-Term Borrowings	—	64	—	64	—
Other Debt	1,117	1,109	1,119	3,327	3,139
Total Interest Expense	12,444	11,289	10,067	33,713	30,347
Net Interest Income	116,317	112,279	103,912	338,468	310,486
Provision for Credit Losses	4,000	4,250	2,500	12,650	1,500
Net Interest Income After Provision for Credit Losses	112,317	108,029	101,412	325,818	308,986
Noninterest Income
Trust and Asset Management	11,050	11,796	11,008	34,325	34,971
Mortgage Banking	3,237	3,819	6,362	10,356	13,639
Service Charges on Deposit Accounts	8,188	8,009	8,524	24,522	25,117
Fees, Exchange, and Other Service Charges	13,764	13,965	14,023	41,061	41,445
Investment Securities Gains (Losses), Net	(566)	(520)	(328)	11,047	10,540
Annuity and Insurance	1,429	2,161	1,653	5,585	5,560
Bank-Owned Life Insurance	1,861	1,550	1,911	4,908	5,010
Other	3,447	4,456	4,961	11,758	14,558
Total Noninterest Income	42,410	45,236	48,114	143,562	150,840
Noninterest Expense
Salaries and Benefits	51,626	50,113	49,725	153,341	150,528
Net Occupancy	7,727	8,131	8,510	24,026	22,671
Net Equipment	5,417	5,706	4,913	16,624	15,387
Data Processing	3,882	3,881	3,620	11,173	11,543
Professional Fees	3,044	2,592	2,396	8,415	7,082
FDIC Insurance	2,107	2,097	2,104	6,413	6,600
Other	14,795	15,669	16,264	45,363	47,178
Total Noninterest Expense	88,598	88,189	87,532	265,355	260,989
Income Before Provision for Income Taxes	66,129	65,076	61,994	204,025	198,837
Provision for Income Taxes	20,248	20,414	18,501	62,306	60,889
Net Income	$45,881	$44,662	$43,493	$141,719	$137,948
Basic Earnings Per Share	$1.09	$1.05	$1.02	$3.35	$3.23
Diluted Earnings Per Share	$1.08	$1.05	$1.02	$3.32	$3.21
Dividends Declared Per Share	$0.52	$0.50	$0.48	$1.52	$1.41
Basic Weighted Average Shares	42,251,541	42,353,976	42,543,122	42,336,441	42,730,571
Diluted Weighted Average Shares	42,565,364	42,658,885	42,778,346	42,662,163	42,947,059

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Comprehensive Income					Table 4
	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands)	2017	2017	2016	2017	2016
Net Income	$45,881	$44,662	$43,493	$141,719	$137,948
Other Comprehensive Income (Loss), Net of Tax:
Net Unrealized Gains (Losses) on Investment Securities	444	3,106	(5,528)	8,444	8,323
Defined Benefit Plans	146	147	140	439	422
Total Other Comprehensive Income (Loss)	590	3,253	(5,388)	8,883	8,745
Comprehensive Income	$46,471	$47,915	$38,105	$150,602	$146,693

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Condition				Table 5
	September 30,	June 30,	December 31,	September 30,
(dollars in thousands)	2017	2017	2016	2016
Assets
Interest-Bearing Deposits in Other Banks	$3,161	$3,913	$3,187	$4,181
Funds Sold	512,868	742,221	707,343	506,604
Investment Securities
Available-for-Sale	2,322,668	2,316,728	2,186,041	2,213,482
Held-to-Maturity (Fair Value of $3,960,956; $3,785,641; $3,827,527; and $3,893,542)	3,960,598	3,782,702	3,832,997	3,815,915
Loans Held for Sale	9,752	20,354	62,499	68,066
Loans and Leases	9,573,956	9,387,613	8,949,785	8,694,097
Allowance for Loan and Lease Losses	(106,881)	(106,353)	(104,273)	(104,033)
Net Loans and Leases	9,467,075	9,281,260	8,845,512	8,590,064
Total Earning Assets	16,276,122	16,147,178	15,637,579	15,198,312
Cash and Due from Banks	245,487	128,093	169,077	127,326
Premises and Equipment, Net	125,162	119,569	113,505	110,288
Accrued Interest Receivable	51,526	46,595	46,444	46,925
Foreclosed Real Estate	1,393	1,991	1,686	1,747
Mortgage Servicing Rights	24,436	24,471	23,663	20,991
Goodwill	31,517	31,517	31,517	31,517
Bank-Owned Life Insurance	278,425	277,235	274,188	272,637
Other Assets	234,234	204,643	194,708	204,900
Total Assets	$17,268,302	$16,981,292	$16,492,367	$16,014,643

Liabilities
Deposits
Noninterest-Bearing Demand	$4,825,643	$4,706,962	$4,772,727	$4,437,963
Interest-Bearing Demand	2,896,559	3,029,549	2,934,107	2,777,095
Savings	5,363,866	5,364,191	5,395,699	5,306,880
Time	1,962,092	1,683,947	1,217,707	1,286,427
Total Deposits	15,048,160	14,784,649	14,320,240	13,808,365
Funds Purchased	—	—	9,616	9,616
Securities Sold Under Agreements to Repurchase	505,293	505,292	523,378	551,683
Other Debt	267,887	267,904	267,938	267,954
Retirement Benefits Payable	38,308	48,346	48,451	47,522
Accrued Interest Payable	6,717	5,105	5,334	6,115
Taxes Payable and Deferred Taxes	31,360	31,444	21,674	24,922
Other Liabilities	142,684	124,795	134,199	134,607
Total Liabilities	16,040,409	15,767,535	15,330,830	14,850,784
Shareholders' Equity
Common Stock ($.01 par value; authorized 500,000,000 shares;
issued / outstanding: September 30, 2017 - 57,958,200 / 42,513,348;
June 30, 2017 - 57,972,647 / 42,655,954; December 31, 2016 - 57,856,672 / 42,635,978;
and September 30, 2016 - 57,854,843 / 42,733,513)	576	576	576	576
Capital Surplus	558,530	556,409	551,628	549,064
Accumulated Other Comprehensive Loss	(25,023)	(25,613)	(33,906)	(14,812)
Retained Earnings	1,491,830	1,468,328	1,415,440	1,393,231
Treasury Stock, at Cost (Shares: September 30, 2017 - 15,444,852; June 30, 2017 - 15,316,693;
December 31, 2016 - 15,220,694; and September 30, 2016 - 15,121,330)	(798,020)	(785,943)	(772,201)	(764,200)
Total Shareholders' Equity	1,227,893	1,213,757	1,161,537	1,163,859
Total Liabilities and Shareholders' Equity	$17,268,302	$16,981,292	$16,492,367	$16,014,643

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Shareholders' Equity							Table 6
				Accum.
				Other
				Compre-
				hensive
Common Shares		Common	Capital	Income	Retained	Treasury
(dollars in thousands)	Outstanding	Stock	Surplus	(Loss)	Earnings	Stock	Total
Balance as of December 31, 2016	42,635,978	$576	$551,628	$(33,906)	$1,415,440	$(772,201)	$1,161,537
Net Income	—	—	—	—	141,719	—	141,719
Other Comprehensive Income	—	—	—	8,883	—	—	8,883
Share-Based Compensation	—	—	5,332	—	—	—	5,332
Common Stock Issued under Purchase and Equity
Compensation Plans and Related Tax Benefits	319,377	—	1,570	—	(383)	10,552	11,739
Common Stock Repurchased	(442,007)	—	—	—	—	(36,371)	(36,371)
Cash Dividends Declared ($1.52 per share)	—	—	—	—	(64,946)	—	(64,946)
Balance as of September 30, 2017	42,513,348	$576	$558,530	$(25,023)	$1,491,830	$(798,020)	$1,227,893

Balance as of December 31, 2015	43,282,153	$575	$542,041	$(23,557)	$1,316,260	$(719,059)	$1,116,260
Net Income	—	—	—	—	137,948	—	137,948
Other Comprehensive Income	—	—	—	8,745	—	—	8,745
Share-Based Compensation	—	—	5,020	—	—	—	5,020
Common Stock Issued under Purchase and Equity
Compensation Plans and Related Tax Benefits	224,018	1	2,003	—	(314)	6,224	7,914
Common Stock Repurchased	(772,658)	—	—	—	—	(51,365)	(51,365)
Cash Dividends Declared ($1.41 per share)	—	—	—	—	(60,663)	—	(60,663)
Balance as of September 30, 2016	42,733,513	$576	$549,064	$(14,812)	$1,393,231	$(764,200)	$1,163,859

Bank of Hawaii Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable-Equivalent Basis								Table 7a
	Three Months Ended			Three Months Ended			Three Months Ended
	September 30, 2017			June 30, 2017			September 30, 2016
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$3.5	$—	0.48%	$3.6	$—	0.29%	$4.1	$—	0.19%
Funds Sold	575.2	1.6	1.07	353.5	0.7	0.78	585.9	0.7	0.46
Investment Securities
Available-for-Sale
Taxable	1,658.2	8.6	2.08	1,683.4	8.4	1.98	1,574.9	6.8	1.72
Non-Taxable	636.7	5.2	3.26	658.9	5.4	3.26	687.1	5.4	3.16
Held-to-Maturity
Taxable	3,631.1	18.8	2.07	3,596.1	18.4	2.05	3,563.8	17.8	1.99
Non-Taxable	239.9	2.4	3.87	240.9	2.3	3.88	243.7	2.4	3.90
Total Investment Securities	6,165.9	35.0	2.27	6,179.3	34.5	2.23	6,069.5	32.4	2.13
Loans Held for Sale	20.6	0.2	3.88	23.8	0.2	4.04	57.7	0.5	3.52
Loans and Leases [1]
Commercial and Industrial	1,251.5	11.3	3.58	1,251.2	10.9	3.51	1,192.0	9.8	3.26
Commercial Mortgage	2,015.0	19.6	3.87	1,946.3	18.4	3.80	1,730.2	15.4	3.55
Construction	241.0	2.9	4.73	240.0	2.8	4.70	239.4	2.6	4.38
Commercial Lease Financing	204.7	1.2	2.30	208.0	1.2	2.27	195.1	1.2	2.38
Residential Mortgage	3,333.3	31.8	3.82	3,272.7	31.1	3.80	3,082.9	30.4	3.94
Home Equity	1,502.9	13.8	3.65	1,445.8	13.1	3.62	1,254.4	11.3	3.59
Automobile	493.2	5.9	4.71	474.1	5.9	4.97	426.2	5.5	5.15
Other [2]	410.4	8.2	7.98	379.7	7.6	8.06	363.4	7.0	7.69
Total Loans and Leases	9,452.0	94.7	3.99	9,217.8	91.0	3.96	8,483.6	83.2	3.91
Other	40.2	0.2	2.34	41.0	0.2	2.03	39.9	0.1	1.66
Total Earning Assets [3]	16,257.4	131.7	3.23	15,819.0	126.6	3.21	15,240.7	116.9	3.06
Cash and Due from Banks	151.2			120.8			133.2
Other Assets	563.6			556.1			532.9
Total Assets	$16,972.2			$16,495.9			$15,906.8

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$2,880.0	0.5	0.07	$2,862.7	0.5	0.07	$2,770.2	0.2	0.03
Savings	5,374.4	1.8	0.13	5,376.9	1.6	0.12	5,208.3	1.1	0.09
Time	1,788.2	4.4	0.97	1,480.5	2.9	0.78	1,272.6	1.9	0.59
Total Interest-Bearing Deposits	10,042.6	6.7	0.26	9,720.1	5.0	0.21	9,251.1	3.2	0.14
Short-Term Borrowings	—	—	—	36.5	0.1	1.10	8.7	—	0.13
Securities Sold Under Agreements to Repurchase	505.3	4.7	3.61	505.3	5.1	3.98	556.5	5.7	4.02
Other Debt	267.9	1.1	1.66	267.9	1.1	1.66	268.0	1.1	1.66
Total Interest-Bearing Liabilities	10,815.8	12.5	0.45	10,529.8	11.3	0.43	10,084.3	10.0	0.39
Net Interest Income		$119.2			$115.3			$106.9
Interest Rate Spread			2.78%			2.78%			2.67%
Net Interest Margin			2.92%			2.92%			2.80%
Noninterest-Bearing Demand Deposits	4,684.9			4,533.0			4,436.1
Other Liabilities	248.6			228.3			224.7
Shareholders' Equity	1,222.9			1,204.8			1,161.7
Total Liabilities and Shareholders' Equity	$16,972.2			$16,495.9			$15,906.8

[1] Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.
[3] Interest income includes taxable-equivalent basis adjustments, based upon a federal statutory tax rate of 35%, of $2,920,000, $3,054,000 and $2,967,000 for the three months ended September 30, 2017, June 30, 2017, and September 30, 2016, respectively.

Bank of Hawaii Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable-Equivalent Basis						Table 7b
	Nine Months Ended			Nine Months Ended
	September 30, 2017			September 30, 2016
	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$3.5	$—	0.44%	$4.2	$—	0.26%
Funds Sold	491.1	3.2	0.85	586.8	2.0	0.46
Investment Securities
Available-for-Sale
Taxable	1,655.8	24.6	1.98	1,594.3	20.9	1.75
Non-Taxable	652.0	15.9	3.26	697.9	16.5	3.16
Held-to-Maturity
Taxable	3,605.8	55.4	2.05	3,627.4	55.2	2.03
Non-Taxable	240.9	7.0	3.88	244.6	7.2	3.91
Total Investment Securities	6,154.5	102.9	2.23	6,164.2	99.8	2.16
Loans Held for Sale	24.9	0.7	3.98	30.0	0.8	3.58
Loans and Leases [1]
Commercial and Industrial	1,255.4	32.7	3.49	1,165.2	30.3	3.48
Commercial Mortgage	1,948.1	55.5	3.81	1,702.1	47.5	3.73
Construction	246.7	8.6	4.66	206.9	6.9	4.47
Commercial Lease Financing	207.1	3.5	2.25	196.8	3.7	2.48
Residential Mortgage	3,269.7	93.8	3.82	3,002.6	90.0	4.00
Home Equity	1,439.2	38.9	3.61	1,176.5	32.0	3.63
Automobile	476.4	17.5	4.90	407.0	15.8	5.17
Other [2]	389.0	23.2	7.98	353.5	20.4	7.70
Total Loans and Leases	9,231.6	273.7	3.96	8,210.6	246.6	4.01
Other	40.4	0.7	2.22	38.8	0.5	1.83
Total Earning Assets [3]	15,946.0	381.2	3.19	15,034.6	349.7	3.10
Cash and Due from Banks	134.8			128.2
Other Assets	555.4			532.5
Total Assets	$16,636.2			$15,695.3

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$2,869.7	1.3	0.06	$2,756.7	0.7	0.03
Savings	5,385.7	4.7	0.12	5,177.0	3.4	0.09
Time	1,529.2	9.4	0.82	1,232.1	5.1	0.55
Total Interest-Bearing Deposits	9,784.6	15.4	0.21	9,165.8	9.2	0.13
Short-Term Borrowings	15.3	0.1	0.91	7.9	—	0.14
Securities Sold Under Agreements to Repurchase	507.7	14.9	3.88	582.0	18.0	4.06
Other Debt	267.9	3.3	1.66	242.5	3.1	1.73
Total Interest-Bearing Liabilities	10,575.5	33.7	0.42	9,998.2	30.3	0.40
Net Interest Income		$347.5			$319.4
Interest Rate Spread			2.77%			2.70%
Net Interest Margin			2.91%			2.84%
Noninterest-Bearing Demand Deposits	4,617.1			4,326.8
Other Liabilities	241.7			225.2
Shareholders' Equity	1,201.9			1,145.1
Total Liabilities and Shareholders' Equity	$16,636.2			$15,695.3

[1] Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.
[3] Interest income includes taxable-equivalent basis adjustments, based upon a federal statutory tax rate of 35%, of $9,035,000 and $8,957,000 for the nine months ended September 30, 2017 and September 30, 2016, respectively.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8a
	Three Months Ended September 30, 2017
	Compared to June 30, 2017
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$0.6	$0.3	$0.9
Investment Securities
Available-for-Sale
Taxable	(0.2)	0.4	0.2
Non-Taxable	(0.2)	—	(0.2)
Held-to-Maturity
Taxable	0.2	0.2	0.4
Non-Taxable	—	0.1	0.1
Total Investment Securities	(0.2)	0.7	0.5
Loans and Leases
Commercial and Industrial	—	0.4	0.4
Commercial Mortgage	0.8	0.4	1.2
Construction	—	0.1	0.1
Residential Mortgage	0.6	0.1	0.7
Home Equity	0.6	0.1	0.7
Automobile	0.3	(0.3)	—
Other [2]	0.7	(0.1)	0.6
Total Loans and Leases	3.0	0.7	3.7
Total Change in Interest Income	3.4	1.7	5.1

Change in Interest Expense:
Interest-Bearing Deposits
Savings	—	0.2	0.2
Time	0.7	0.8	1.5
Total Interest-Bearing Deposits	0.7	1.0	1.7
Short-Term Borrowings	(0.1)	—	(0.1)
Securities Sold Under Agreements to Repurchase	—	(0.4)	(0.4)
Total Change in Interest Expense	0.6	0.6	1.2

Change in Net Interest Income	$2.8	$1.1	$3.9

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8b
	Three Months Ended September 30, 2017
	Compared to September 30, 2016
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$—	$0.9	$0.9
Investment Securities
Available-for-Sale
Taxable	0.4	1.4	1.8
Non-Taxable	(0.4)	0.2	(0.2)
Held-to-Maturity
Taxable	0.3	0.7	1.0
Total Investment Securities	0.3	2.3	2.6
Loans Held for Sale	(0.4)	0.1	(0.3)
Loans and Leases
Commercial and Industrial	0.5	1.0	1.5
Commercial Mortgage	2.7	1.5	4.2
Construction	0.1	0.2	0.3
Commercial Lease Financing	0.1	(0.1)	—
Residential Mortgage	2.4	(1.0)	1.4
Home Equity	2.3	0.2	2.5
Automobile	0.9	(0.5)	0.4
Other [2]	0.9	0.3	1.2
Total Loans and Leases	9.9	1.6	11.5
Other	—	0.1	0.1
Total Change in Interest Income	9.8	5.0	14.8

Change in Interest Expense:
Interest-Bearing Deposits
Demand	0.1	0.2	0.3
Savings	—	0.7	0.7
Time	1.0	1.5	2.5
Total Interest-Bearing Deposits	1.1	2.4	3.5
Securities Sold Under Agreements to Repurchase	(0.5)	(0.5)	(1.0)
Total Change in Interest Expense	0.6	1.9	2.5

Change in Net Interest Income	$9.2	$3.1	$12.3

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8c
	Nine Months Ended September 30, 2017
	Compared to September 30, 2016
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$(0.4)	$1.6	$1.2
Investment Securities
Available-for-Sale
Taxable	0.9	2.8	3.7
Non-Taxable	(1.1)	0.5	(0.6)
Held-to-Maturity
Taxable	(0.3)	0.5	0.2
Non-Taxable	(0.1)	(0.1)	(0.2)
Total Investment Securities	(0.6)	3.7	3.1
Loans Held for Sale	(0.2)	0.1	(0.1)
Loans and Leases
Commercial and Industrial	2.3	0.1	2.4
Commercial Mortgage	6.9	1.1	8.0
Construction	1.4	0.3	1.7
Commercial Lease Financing	0.2	(0.4)	(0.2)
Residential Mortgage	7.8	(4.0)	3.8
Home Equity	7.1	(0.2)	6.9
Automobile	2.6	(0.9)	1.7
Other [2]	2.1	0.7	2.8
Total Loans and Leases	30.4	(3.3)	27.1
Other	—	0.2	0.2
Total Change in Interest Income	29.2	2.3	31.5

Change in Interest Expense:
Interest-Bearing Deposits
Demand	0.1	0.5	0.6
Savings	0.1	1.2	1.3
Time	1.5	2.8	4.3
Total Interest-Bearing Deposits	1.7	4.5	6.2
Short-Term Borrowings	—	0.1	0.1
Securities Sold Under Agreements to Repurchase	(2.3)	(0.8)	(3.1)
Other Debt	0.3	(0.1)	0.2
Total Change in Interest Expense	(0.3)	3.7	3.4

Change in Net Interest Income	$29.5	$(1.4)	$28.1

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Salaries and Benefits					Table 9
	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands)	2017	2017	2016	2017	2016
Salaries	$31,224	$30,553	$29,401	$91,202	$87,339
Incentive Compensation	4,857	5,125	5,743	15,756	17,625
Share-Based Compensation	1,962	2,879	2,968	7,144	8,024
Commission Expense	1,439	1,791	2,051	5,066	5,559
Retirement and Other Benefits	4,279	4,159	3,866	13,479	12,912
Payroll Taxes	2,353	2,427	2,224	8,724	8,089
Medical, Dental, and Life Insurance	3,444	3,136	3,366	9,859	10,130
Separation Expense	2,068	43	106	2,111	850
Total Salaries and Benefits	$51,626	$50,113	$49,725	$153,341	$150,528

Bank of Hawaii Corporation and Subsidiaries
Loan and Lease Portfolio Balances					Table 10
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands)	2017	2017	2017	2016	2016
Commercial
Commercial and Industrial	$1,252,238	$1,241,953	$1,250,006	$1,249,791	$1,217,849
Commercial Mortgage	2,050,998	2,009,886	1,909,064	1,889,551	1,807,190
Construction	232,487	248,030	262,660	270,018	263,079
Lease Financing	204,240	205,043	208,765	208,332	201,436
Total Commercial	3,739,963	3,704,912	3,630,495	3,617,692	3,489,554
Consumer
Residential Mortgage	3,366,634	3,317,179	3,224,206	3,163,073	3,098,936
Home Equity	1,528,353	1,473,123	1,411,489	1,334,163	1,295,993
Automobile	506,102	484,092	468,078	454,333	437,659
Other [1]	432,904	408,307	379,541	380,524	371,955
Total Consumer	5,833,993	5,682,701	5,483,314	5,332,093	5,204,543
Total Loans and Leases	$9,573,956	$9,387,613	$9,113,809	$8,949,785	$8,694,097

Deposits
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands)	2017	2017	2017	2016	2016
Consumer	$7,303,546	$7,278,536	$7,196,781	$6,997,482	$6,781,371
Commercial	6,091,800	5,903,639	6,051,721	6,110,189	5,751,184
Public and Other	1,652,814	1,602,474	1,228,031	1,212,569	1,275,810
Total Deposits	$15,048,160	$14,784,649	$14,476,533	$14,320,240	$13,808,365

[1] Comprised of other revolving credit, installment, and lease financing.

Bank of Hawaii Corporation and Subsidiaries
Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More					Table 11
	September 30,	June 31,	March 31,	December 31,	September 30,
(dollars in thousands)	2017	2017	2017	2016	2016
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial
Commercial and Industrial	$901	$175	$228	$151	$201
Commercial Mortgage	1,425	1,460	973	997	1,023
Total Commercial	2,326	1,635	1,201	1,148	1,224
Consumer
Residential Mortgage	9,188	9,337	11,756	13,780	12,735
Home Equity	4,128	3,405	3,517	3,147	2,966
Total Consumer	13,316	12,742	15,273	16,927	15,701
Total Non-Accrual Loans and Leases	15,642	14,377	16,474	18,075	16,925
Foreclosed Real Estate	1,393	1,991	2,529	1,686	1,747
Total Non-Performing Assets	$17,035	$16,368	$19,003	$19,761	$18,672

Accruing Loans and Leases Past Due 90 Days or More
Commercial
Commercial and Industrial	$5	$—	$—	$—	$—
Total Commercial	5	—	—	—	—
Consumer
Residential Mortgage	2,933	2,269	2,313	3,127	2,583
Home Equity	1,392	2,343	1,133	1,457	1,210
Automobile	806	539	673	894	578
Other [1]	1,528	1,859	1,738	1,592	1,273
Total Consumer	6,659	7,010	5,857	7,070	5,644
Total Accruing Loans and Leases Past Due 90 Days or More	$6,664	$7,010	$5,857	$7,070	$5,644
Restructured Loans on Accrual Status
and Not Past Due 90 Days or More	$55,038	$53,158	$52,965	$52,208	$52,095
Total Loans and Leases	$9,573,956	$9,387,613	$9,113,809	$8,949,785	$8,694,097

Ratio of Non-Accrual Loans and Leases to Total Loans and Leases	0.16%	0.15%	0.18%	0.20%	0.19%

Ratio of Non-Performing Assets to Total Loans and Leases
and Foreclosed Real Estate	0.18%	0.17%	0.21%	0.22%	0.21%

Ratio of Commercial Non-Performing Assets to Total Commercial
Loans and Leases and Commercial Foreclosed Real Estate	0.06%	0.04%	0.03%	0.03%	0.04%

Ratio of Consumer Non-Performing Assets to Total Consumer
Loans and Leases and Consumer Foreclosed Real Estate	0.25%	0.26%	0.32%	0.35%	0.34%

Ratio of Non-Performing Assets and Accruing Loans and Leases
Past Due 90 Days or More to Total Loans and Leases
and Foreclosed Real Estate	0.25%	0.25%	0.27%	0.30%	0.28%

Quarter to Quarter Changes in Non-Performing Assets
Balance at Beginning of Quarter	$16,368	$19,003	$19,761	$18,672	$16,280
Additions	2,212	1,572	1,221	2,142	3,730
Reductions
Payments	(199)	(497)	(1,017)	(252)	(501)
Return to Accrual Status	(305)	(1,370)	(645)	(653)	(701)
Sales of Foreclosed Real Estate	(951)	(1,883)	—	(61)	—
Charge-offs/Write-downs	(90)	(457)	(317)	(87)	(136)
Total Reductions	(1,545)	(4,207)	(1,979)	(1,053)	(1,338)
Balance at End of Quarter	$17,035	$16,368	$19,003	$19,761	$18,672

[1] Comprised of other revolving credit, installment, and lease financing.

Bank of Hawaii Corporation and Subsidiaries
Reserve for Credit Losses					Table 12
	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands)	2017	2017	2016	2017	2016
Balance at Beginning of Period	$113,175	$111,636	$110,504	$110,845	$108,952
Loans and Leases Charged-Off
Commercial
Commercial and Industrial	(611)	(124)	(209)	(909)	(670)
Consumer
Residential Mortgage	(36)	(506)	(104)	(725)	(388)
Home Equity	(129)	(282)	(222)	(774)	(848)
Automobile	(1,921)	(1,512)	(1,703)	(5,723)	(4,635)
Other [1]	(3,521)	(3,063)	(2,678)	(9,278)	(7,017)
Total Loans and Leases Charged-Off	(6,218)	(5,487)	(4,916)	(17,409)	(13,558)
Recoveries on Loans and Leases Previously Charged-Off
Commercial
Commercial and Industrial	597	265	282	1,198	7,552
Commercial Mortgage	—	—	14	—	42
Construction	—	—	—	—	23
Lease Financing	1	1	—	2	2
Consumer
Residential Mortgage	89	264	517	457	997
Home Equity	837	838	618	2,183	1,453
Automobile	692	607	615	1,919	1,748
Other [1]	530	551	471	1,608	1,394
Total Recoveries on Loans and Leases Previously Charged-Off	2,746	2,526	2,517	7,367	13,211
Net Loans and Leases Charged-Off	(3,472)	(2,961)	(2,399)	(10,042)	(347)
Provision for Credit Losses	4,000	4,250	2,500	12,650	1,500
Provision for Unfunded Commitments	—	250	—	250	500
Balance at End of Period [2]	$113,703	$113,175	$110,605	$113,703	$110,605

Components
Allowance for Loan and Lease Losses	$106,881	$106,353	$104,033	$106,881	$104,033
Reserve for Unfunded Commitments	6,822	6,822	6,572	6,822	6,572
Total Reserve for Credit Losses	$113,703	$113,175	$110,605	$113,703	$110,605

Average Loans and Leases Outstanding	$9,451,972	$9,217,779	$8,483,588	$9,231,615	$8,210,596

Ratio of Net Loans and Leases Charged-Off to
Average Loans and Leases Outstanding (annualized)	0.15%	0.13%	0.11%	0.15%	0.01%
Ratio of Allowance for Loan and Lease Losses to Loans and Leases Outstanding	1.12%	1.13%	1.20%	1.12%	1.20%

[1] Comprised of other revolving credit, installment, and lease financing.
[2] Included in this analysis is activity related to the Company's reserve for unfunded commitments, which is separately recorded in other liabilities in the Consolidated Statements of Condition.

Bank of Hawaii Corporation and Subsidiaries
Business Segments Selected Financial Information					Table 13a
			Investment
			Services
	Retail	Commercial	Private	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	Banking	and Other	Total
Three Months Ended September 30, 2017
Net Interest Income	$67,128	$43,438	$7,321	$(1,570)	$116,317
Provision for Credit Losses	3,512	(35)	(5)	528	4,000
Net Interest Income After Provision for Credit Losses	63,616	43,473	7,326	(2,098)	112,317
Noninterest Income	21,287	5,137	13,593	2,393	42,410
Noninterest Expense	(51,507)	(17,721)	(14,925)	(4,445)	(88,598)
Income Before Provision for Income Taxes	33,396	30,889	5,994	(4,150)	66,129
Provision for Income Taxes	(11,908)	(10,891)	(2,218)	4,769	(20,248)
Net Income	$21,488	$19,998	$3,776	$619	$45,881
Total Assets as of September 30, 2017	$5,758,799	$3,695,606	$305,015	$7,508,882	$17,268,302

Three Months Ended September 30, 2016
Net Interest Income	$61,747	$38,613	$6,029	$(2,477)	$103,912
Provision for Credit Losses	2,574	(168)	(7)	101	2,500
Net Interest Income After Provision for Credit Losses	59,173	38,781	6,036	(2,578)	101,412
Noninterest Income	24,786	6,977	13,662	2,689	48,114
Noninterest Expense	(51,892)	(17,449)	(14,579)	(3,612)	(87,532)
Income Before Provision for Income Taxes	32,067	28,309	5,119	(3,501)	61,994
Provision for Income Taxes	(11,329)	(10,073)	(1,894)	4,795	(18,501)
Net Income	$20,738	$18,236	$3,225	$1,294	$43,493
Total Assets as of September 30, 2016	$5,206,442	$3,428,424	$290,207	$7,089,570	$16,014,643

Bank of Hawaii Corporation and Subsidiaries
Business Segments Selected Financial Information					Table 13b
			Investment
			Services
	Retail	Commercial	Private	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	Banking	and Other	Total
Nine Months Ended September 30, 2017
Net Interest Income	$198,633	$127,106	$20,685	$(7,956)	$338,468
Provision for Credit Losses	10,413	(355)	(16)	2,608	12,650
Net Interest Income After Provision for Credit Losses	188,220	127,461	20,701	(10,564)	325,818
Noninterest Income	64,132	16,451	43,389	19,590	143,562
Noninterest Expense	(155,786)	(54,483)	(45,692)	(9,394)	(265,355)
Income Before Provision for Income Taxes	96,566	89,429	18,398	(368)	204,025
Provision for Income Taxes	(34,323)	(31,472)	(6,807)	10,296	(62,306)
Net Income	$62,243	$57,957	$11,591	$9,928	$141,719
Total Assets as of September 30, 2017	$5,758,799	$3,695,606	$305,015	$7,508,882	$17,268,302

Nine Months Ended September 30, 2016
Net Interest Income	$179,798	$115,112	$18,518	$(2,942)	$310,486
Provision for Credit Losses	7,415	(7,052)	(18)	1,155	1,500
Net Interest Income After Provision for Credit Losses	172,383	122,164	18,536	(4,097)	308,986
Noninterest Income	67,364	21,015	43,632	18,829	150,840
Noninterest Expense	(155,391)	(52,479)	(44,786)	(8,333)	(260,989)
Income Before Provision for Income Taxes	84,356	90,700	17,382	6,399	198,837
Provision for Income Taxes	(29,958)	(32,337)	(6,431)	7,837	(60,889)
Net Income	$54,398	$58,363	$10,951	$14,236	$137,948
Total Assets as of September 30, 2016	$5,206,442	$3,428,424	$290,207	$7,089,570	$16,014,643

Bank of Hawaii Corporation and Subsidiaries
Selected Quarterly Financial Data					Table 14
	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands, except per share amounts)	2017	2017	2017	2016	2016
Quarterly Operating Results
Interest Income
Interest and Fees on Loans and Leases	$94,621	$90,909	$87,937	$86,532	$83,489
Income on Investment Securities
Available-for-Sale	11,987	11,835	11,084	10,244	10,313
Held-to-Maturity	20,334	19,918	19,706	19,213	19,315
Deposits	5	2	5	2	1
Funds Sold	1,579	696	890	795	695
Other	235	208	230	281	166
Total Interest Income	128,761	123,568	119,852	117,067	113,979
Interest Expense
Deposits	6,663	4,998	3,691	3,448	3,232
Securities Sold Under Agreements to Repurchase	4,664	5,079	5,185	5,406	5,713
Funds Purchased	—	39	3	3	3
Short-Term Borrowings	—	64	—	—	—
Other Debt	1,117	1,109	1,101	1,117	1,119
Total Interest Expense	12,444	11,289	9,980	9,974	10,067
Net Interest Income	116,317	112,279	109,872	107,093	103,912
Provision for Credit Losses	4,000	4,250	4,400	3,250	2,500
Net Interest Income After Provision for Credit Losses	112,317	108,029	105,472	103,843	101,412
Noninterest Income
Trust and Asset Management	11,050	11,796	11,479	11,232	11,008
Mortgage Banking	3,237	3,819	3,300	6,256	6,362
Service Charges on Deposit Accounts	8,188	8,009	8,325	8,537	8,524
Fees, Exchange, and Other Service Charges	13,764	13,965	13,332	13,731	14,023
Investment Securities Gains (Losses), Net	(566)	(520)	12,133	(337)	(328)
Annuity and Insurance	1,429	2,161	1,995	1,457	1,653
Bank-Owned Life Insurance	1,861	1,550	1,497	1,551	1,911
Other	3,447	4,456	3,855	4,076	4,961
Total Noninterest Income	42,410	45,236	55,916	46,503	48,114
Noninterest Expense
Salaries and Benefits	51,626	50,113	51,602	50,622	49,725
Net Occupancy	7,727	8,131	8,168	7,581	8,510
Net Equipment	5,417	5,706	5,501	5,191	4,913
Data Processing	3,882	3,881	3,410	3,665	3,620
Professional Fees	3,044	2,592	2,779	2,990	2,396
FDIC Insurance	2,107	2,097	2,209	2,015	2,104
Other	14,795	15,669	14,899	17,525	16,264
Total Noninterest Expense	88,598	88,189	88,568	89,589	87,532
Income Before Provision for Income Taxes	66,129	65,076	72,820	60,757	61,994
Provision for Income Taxes	20,248	20,414	21,644	17,244	18,501
Net Income	$45,881	$44,662	$51,176	$43,513	$43,493

Basic Earnings Per Share	$1.09	$1.05	$1.21	$1.03	$1.02
Diluted Earnings Per Share	$1.08	$1.05	$1.20	$1.02	$1.02

Balance Sheet Totals
Loans and Leases	$9,573,956	$9,387,613	$9,113,809	$8,949,785	$8,694,097
Total Assets	17,268,302	16,981,292	16,664,215	16,492,367	16,014,643
Total Deposits	15,048,160	14,784,649	14,476,533	14,320,240	13,808,365
Total Shareholders' Equity	1,227,893	1,213,757	1,193,137	1,161,537	1,163,859

Performance Ratios
Return on Average Assets	1.07%	1.09%	1.26%	1.07%	1.09%
Return on Average Shareholders' Equity	14.89	14.87	17.63	14.90	14.89
Efficiency Ratio [1]	55.82	55.99	53.42	58.33	57.58
Net Interest Margin [2]	2.92	2.92	2.89	2.83	2.80

[1] Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).
[2] Net interest margin is defined as net interest income, on a taxable-equivalent basis, as a percentage of average earning assets.

Bank of Hawaii Corporation and Subsidiaries
Hawaii Economic Trends						Table 15
	Eight Months Ended		Year Ended
($ in millions; jobs in thousands)	August 31, 2017		December 31, 2016		December 31, 2015
Hawaii Economic Trends
State General Fund Revenues [1]	$4,357.2	4.5%	$6,215.4	3.6%	$5,998.6	8.4%
General Excise and Use Tax Revenue [1]	$2,250.2	4.8%	$3,205.7	2.0%	$3,141.5	5.4%
Jobs [2]	672.4		671.7		658.8

				September 30,	December 31,
(spot rates)				2017	2016	2015
Unemployment [3]
Statewide, seasonally adjusted				2.5%	2.9%	3.2%

Oahu				2.3	2.4	2.7
Island of Hawaii				2.8	3.1	3.7
Maui				2.5	2.7	3.1
Kauai				2.3	2.8	3.5

			September 30,	December 31,
(percentage change, except months of inventory)			2017	2016	2015	2014
Housing Trends (Single Family Oahu) [4]
Median Home Price			3.4%	5.0%	3.7%	3.8%
Home Sales Volume (units)			5.0%	6.5%	5.2%	(0.8)%
Months of Inventory			2.4	2.5	2.6	2.6

			Monthly Visitor Arrivals,		Percentage Change
(in thousands)			Not Seasonally Adjusted		from Previous Year
Tourism [5]

August 31, 2017				818.6		4.8
July 31, 2017				891.9		6.8
June 30, 2017				835.9		4.5
May 31, 2017				751.2		4.5
April 30, 2017				753.0		7.5
March 31, 2017				802.8		2.1
February 28, 2017				700.4		1.7
January 31, 2017				756.3		4.9
December 31, 2016				828.5		3.6
November 30, 2016				696.9		4.7
October 31, 2016				717.5		4.3
September 30, 2016				666.6		3.0
August 31, 2016				780.7		3.1
July 31, 2016				835.4		2.1
June 30, 2016				800.3		4.2
May 31, 2016				718.9		1.3
April 30, 2016				700.6		3.4
March 31, 2016				786.3		0.8
February 29, 2016				688.8		4.1
January 31, 2016				721.0		6.2
December 31, 2015				799.5		4.4
November 30, 2015				665.9		4.4
October 31, 2015				687.7		4.0
September 30, 2015				647.2		3.9
August 31, 2015				757.5		3.1
July 31, 2015				818.5		5.9
June 30, 2015				767.9		6.0
May 31, 2015				709.7		9.3
April 30, 2015				677.8		2.3
March 31, 2015				780.1		7.0
February 28, 2015				661.7		2.3
January 31, 2015				678.9		(0.6)

[1] Source: Hawaii Department of Business, Economic Development & Tourism
[2] Source: U. S. Bureau of Labor
[3] Source: Hawaii Department of Labor and Industrial Relations, County jobs data not seasonally adjusted.
[4] Source: Honolulu Board of REALTORS
[5] Source: Hawaii Tourism Authority
Note: Certain prior period seasonally adjusted information has been revised.